UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2007

Date of reporting period: May 1, 2006— April 30, 2007

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Opportunities Fund

4|30|07

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam Capital
Opportunities
Fund

4| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	42
Brokerage commissions	42
About the Trustees	43
Officers	47

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Capital Opportunities Fund: seeking overlooked,
underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value can be based on the firm’s physical assets (factories, inventory, staff) or on less easily quantifiable measures (long-term advantage, manage- expertise, or research and development efforts). A stock’s price, however, may or may not accurately reflect the company’s underlying value.

A stock may be mispriced for many reasons, such as when the company has problems that concern its management, industry, or product line. Temporary factors, such as a cyclical industry downturn or a one-time inventory issue, may also cause a stock to be undervalued.

In addition, unlike the widely followed large, blue-chip companies, smaller companies are less likely to be covered by industry researchers. This lack of coverage can lead to the undervaluation of these stocks. It is up to the fund’s management team to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

To uncover undervalued stocks with the long-term potential for growth, the members of Putnam Capital Opportunities Fund’s management team draw on their experience as well as on the expertise of Putnam’s equity analysts. Because the fund is managed in Putnam’s blend style, the team is not focused solely on either growth- or value-style stocks and can choose from thousands of U.S. small and midsize companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in these companies.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Investor overreaction
can mean investment
opportunities

An important factor in the analysis performed by the management team of Putnam Capital Opportunities Fund is “behavioral insight.” When an event that negatively affects a company occurs, such as a temporary inventory shortage or a change in management, investors may overreact, either by selling off the stock or buying it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio managers and analysts of Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates sophisticated quantitative models, behavioral insights, and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund holdings have spanned sectors and industries over time.

Performance and portfolio snapshots

Putnam Capital
Opportunities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart do not reflect a sales charge. Average annual class A share returns after maximum sales charge of 5.25% were 9.46%, 8.38%, 15.52%, and 5.84% for the life-of-fund and 5-, 3-, and 1-year periods, respectively. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Our strategic stock selection in technology
and consumer cyclicals, particularly the
software and leisure goods industries,
helped boost fund returns relative
to the index.”

Joe Joseph, Portfolio Leader, Putnam Capital Opportunities Fund

Report from the fund managers

The year in review

It is a pleasure to report that your fund’s solid performance record continued through the 2007 fiscal year, which ended April 30, 2007. Based on results before sales charges, the fund outperformed both its benchmark and the average return for funds in its Lipper peer group, Small-Cap Core Funds. Our strategic stock selection in technology and consumer cyclicals, particularly the software and leisure goods industries, helped boost fund returns relative to the index. However, investor concerns about the housing market slump caused some financial services and manufacturing holdings to detract from performance somewhat. Over the course of the year, several of the fund’s technology holdings appreciated substantially and we took profits on them. We also took the opportunity to increase holdings in the energy sector, where we believed business trends remained strong. Within the small and midsize-company universe, stocks of the largest companies performed best. The fund’s ability to own stocks in this capitalization range helped performance relative to its peers. We also attribute the fiscal year’s robust returns to our valuation discipline and the fund’s flexibility to invest in both growth- and value-style stocks.

Market overview

During the 12 months ended April 30, 2007, the broad stock market delivered strong gains. Returns for stocks of many small and midsize companies — the focus of your fund’s portfolio — were more modest, but still strong in that time frame. Early in the period, the stock market was fairly volatile as investors worried about inflation, slowing economic growth, and the outlook for interest rates. These concerns were tempered by the close of the 2006 calendar year, as broad stock market indexes, such as the S&P 500 and the Nasdaq Composite, posted gains for a fourth year in a row. The Dow Jones Industrial Average advanced for a third straight year and finished the year above the 12,000 mark for the first time in its history. The upswing continued into late February, when stocks declined sharply in response to sell-offs in Asian markets and escalating concerns about slowing U.S. economic growth. As it turned out, this was a temporary setback. On April 25, the Dow closed above 13,000 and the S&P 500 was approaching a six-year high. The rally, it now appears, had been driven by strong first-quarter earnings, which may have overshadowed worries about economic weakness and the real estate slump.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 4/30/07. See the previous page and page 9 for additional fund performance information. Index definitions can be found on page 16.

Strategy overview

We continue to adhere to our disciplined strategy of targeting companies that we believe have sound business models and steadily growing cash flows. In selecting stocks for the portfolio, we carefully assess the underlying value of each company’s business. While a company’s stock price may fluctuate, this underlying value is crucial in determining its long-term growth potential. We target small and midsize U.S. companies across a wide range of industries, and we have the flexibility to invest in both growth- and value-style stocks. In seeking stocks whose current prices do not reflect the company’s fundamental, long-term value, we analyze factors such as future earnings-growth potential and the ability to generate cash over the long term. We look for situations where short-term factors cause a stock to become undervalued or overvalued, and strive to take advantage of them. We also evaluate the attractiveness of a company compared with other firms in its industry. When we have determined that a stock is being fairly priced by the market, we reduce or eliminate the fund’s position in that stock and reinvest the proceeds in securities that appear to have greater potential for long-term appreciation.

Your fund’s holdings

One of the top contributors to performance for the period was the stock of toy manufacturer Hasbro. The profitability of Hasbro’s game business, which includes the Milton Bradley and Parker Brothers names, improved significantly after struggling in the previous year. Hasbro also benefited from strong overall sales in the toy market, particularly girls’ toys, such as Hasbro’s Littlest Pet Shop products. Also gaining ground was the stock of Hyperion Solutions, a maker of business analysis software that was acquired by Oracle in April 2007. Hyperion’s newly expanded product line has resulted in strong sales growth. This stock was sold from the portfolio by the close of the period. Another portfolio highlight for the period was data storage company Brocade Communications Systems. As more businesses upgraded to new equipment, Brocade experienced solid revenue growth and increased market share. U.S. steel producer Steel Dynamics also helped boost fund results for the fiscal year. The company’s scrap steel division has benefited from high steel prices, which have been almost twice as high as historical averages for the past two years. Valuations of steel companies have also increased with industry consolidation.

Among the holdings that detracted from performance was Corus Bankshares, the holding company for Corus Bank. The downturn in the real-estate market had a negative impact on Corus, which concentrates on real-estate lending, particularly in the condominium market. Corus

Comparison of top industry weightings

This chart shows how the fund’s top industry weightings have changed over the last six months. Weightings are shown as a
percentage of net assets. Holdings will vary over time.

remained in the portfolio at period-end; the company has a longer history than many of its competitors and, in our view, it appears poised to perform well within its industry. We also maintained a position in Citrix Systems, a software company whose stock declined during the period as investors reacted negatively to a slowdown in its core business. Although we believe the company still offers long-term value, we reduced the fund’s position significantly. Another detractor that remains in the portfolio is OmniVision Technologies, which produces image sensors for camera phones. The company’s stock declined during the period as a number of competitors entered the market and dampened its sales and profits; however, we believe the company remains fundamentally strong.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 4/30/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Brocade Communications Systems, Inc.	1.9%	Computers

MicroStrategy, Inc.	1.9%	Software

Overseas Shipholding Group	1.8%	Shipping

Hasbro, Inc.	1.8%	Toys

Autoliv, Inc. (Sweden)	1.7%	Trucks and parts

HCC Insurance Holdings, Inc.	1.6%	Insurance

Dollar Tree Stores, Inc.	1.6%	Retail

Watson Pharmaceuticals, Inc.	1.6%	Pharmaceuticals

Emulex Corp.	1.6%	Computers

Aeropostale, Inc.	1.6%	Retail

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The fund’s fiscal year came to a close during a euphoric period for U.S. stock indexes. With the exception of a late February sell-off, stocks had been climbing for more than 10 months. The advances sent the Dow to all-time highs, the S&P 500 to nearly all-time highs, and the Nasdaq composite to 6-year highs. However, the rallies were largely due to better-than-expected corporate earnings, and other issues continued to weigh on investors’ minds. Among the concerns were the increase in subprime mortgage defaults and its impact on the U.S. housing market, as well as higher oil prices and the Federal Reserve’s future interest-rate policy, especially if inflation continues to rise.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Life of fund	136.42%	124.03%	121.51%	121.51%	121.50%	121.50%	126.09%	118.63%	131.35%	140.86%
Annual average	10.13	9.46	9.33	9.33	9.33	9.33	9.58	9.17	9.86	10.36

5 years	57.82	49.55	51.96	49.96	51.93	51.93	53.84	48.86	55.95	59.89
Annual average	9.56	8.38	8.73	8.44	8.72	8.72	9.00	8.28	9.29	9.84

3 years	62.66	54.16	59.18	56.18	59.09	59.09	60.27	55.07	61.48	64.13
Annual average	17.61	15.52	16.76	16.02	16.74	16.74	17.03	15.75	17.32	17.96

1 year	11.72	5.84	10.92	6.04	10.89	9.92	11.20	7.55	11.48	12.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 6/1/98 to 4/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $22,151 and $22,150, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $21,863 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $23,135 and $24,086, respectively.

Comparative index returns For periods ended 4/30/07

		Lipper Small-Cap
	Russell 2500	Core Funds
	Index	category average*

Life of fund	135.24%	132.34%
Annual average	10.07	9.49

5 years	82.41	70.95
Annual average	12.77	11.13

3 years	56.55	50.65
Annual average	16.11	14.53

1 year	10.63	7.30

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-year, and life-of-fund periods ended 4/30/07, there were 709, 556, 432, and 198 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.001		—	—	—		—	$0.031

Capital gains

Long-term	1.199		$1.199	$1.199	$1.199		$1.199	1.199

Short-term	0.299		0.299	0.299	0.299		0.299	0.299

Total	$1.499		$1.498	$1.498	$1.498		$1.498	$1.529

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/06	$12.60	$13.30	$11.83	$11.94	$12.07	$12.48	$12.49	$12.79

4/30/07	12.49	13.18	11.54	11.66	11.84	12.24	12.34	12.72

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	129.42%	117.40%	115.18%	115.18%	115.23%	115.23%	119.60%	112.35%	124.60%	133.66%
Annual average	9.85	9.18	9.06	9.06	9.06	9.06	9.31	8.89	9.59	10.08

5 years	49.09	41.23	43.74	41.74	43.65	43.65	45.53	40.81	47.41	51.03
Annual average	8.32	7.15	7.53	7.23	7.51	7.51	7.79	7.08	8.07	8.60

3 years	51.72	43.70	48.36	45.36	48.37	48.37	49.44	44.65	50.53	52.96
Annual average	14.91	12.85	14.05	13.28	14.06	14.06	14.33	13.09	14.61	15.22

1 year	8.67	2.94	7.93	3.18	7.94	6.99	8.19	4.71	8.49	9.03

Fund’s annual operating expenses For the fiscal year ended 4/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.46	$ 10.34	$ 10.34	$ 9.05	$ 7.75	$ 5.16

Ending value (after expenses)	$1,100.60	$1,096.20	$1,096.10	$1,097.50	$1,099.00	$1,102.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.21	$ 9.94	$ 9.94	$ 8.70	$ 7.45	$ 4.96

Ending value (after expenses)	$1,018.65	$1,014.93	$1,014.93	$1,016.17	$1,017.41	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Average annualized expense ratio for Lipper peer group†	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Capital Opportunities Fund	59%	60%	71%	135%	91%

Lipper Small-Cap Core Funds category average	82%	83%	86%	86%	88%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 4/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader of the fund. Randy Farina, John Ferry, Gerald Moore, and Franz Valencia are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

N/A indicates the individual became a Portfolio Leader or Portfolio Member after the reporting date.

Trustee and Putnam employee fund ownership

As of April 30, 2007, 11 of the 12 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 325,000	$ 95,000,000

Putnam employees	$8,300,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $1,900,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam International Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Randy Farina is also a Portfolio Member of Putnam International Capital Opportunities Fund.

John Ferry is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Franz Valencia is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, Gerald Moore, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended April 30, 2007, Portfolio Member Franz Valencia joined and Portfolio Member Tinh Bui left your fund’s management team. After the close of the period, Randy Farina became a Portfolio Member of your fund.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge). Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans. Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of theservices being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, had committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

25th	60th	86th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 626, 493, and 373 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had clarified the fund’s investment philosophy and had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Core Funds category for the one- and five-year and life-of-fund periods ended March 31, 2007, were 20%, 87%, and 42%, respectively. Over the one- and five-year and life-of-fund periods ended March 31, 2007, the fund ranked 136th out of 711, 375th out of 435 and 84th out of 199 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Opportunities Fund (a series of Putnam Investment Funds):

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2007

The fund’s portfolio 4/30/07

COMMON STOCKS (98.4%)*

	Shares	Value

Advertising and Marketing Services (0.1%)
Greenfield Online, Inc. †	31,900	$521,884
Nu Skin Enterprises, Inc. Class A	15,047	260,765
Valassis Communications, Inc. †	2,200	42,152
		824,801

Aerospace and Defense (0.3%)
Alliant Techsystems, Inc. †	3,900	363,207
Teledyne Technologies, Inc. †	5,300	233,783
United Industrial Corp. (S)	70,186	3,433,499
		4,030,489

Airlines (1.3%)
Alaska Air Group, Inc. †	79,412	2,350,595
Continental Airlines, Inc. Class B †	84,790	3,099,922
ExpressJet Holdings, Inc. †	1,042,928	6,226,280
Midwest Express Holdings, Inc. †	229,200	3,151,500
World Air Holdings, Inc. †	17,116	202,825
		15,031,122

Automotive (1.4%)
Group 1 Automotive, Inc.	9,200	377,200
Lear Corp. †	2,606	95,692
Tenneco Automotive, Inc. †	517,750	15,506,613
		15,979,505

Banking (3.0%)
Anchor BanCorp Wisconsin, Inc.	26,827	722,183
Bank of Hawaii Corp.	7,164	378,976
BankUnited Financial Corp. Class A (S)	39,900	863,835
Center Financial Corp.	10,450	170,962
City Bank (S)	61,487	1,919,009
City Holding Co.	26,003	987,334
Community Bancorp †	14,800	454,508
Corus Bankshares, Inc. (S) #	692,448	11,640,051
Cullen/Frost Bankers, Inc.	3,506	179,402
First Citizens BancShares, Inc. Class A	925	187,683
First Regional Bancorp †	4,980	124,500
FirstFed Financial Corp. † (S)	241,669	14,857,810
Frontier Financial Corp.	2,179	54,148
Great Southern Bancorp, Inc.	4,472	122,443
International Bancshares Corp.	9,843	282,986
ITLA Capital Corp.	1,590	80,947
Lakeland Financial Corp.	4,200	90,930
PFF Bancorp, Inc.	1,361	38,299
Provident Financial Holdings, Inc.	9,098	223,447
Republic Bancorp, Inc. Class A	9,350	171,012
Southwest Bancorp, Inc.	18,096	443,352
SVB Financial Group †	1,547	79,237
Wilmington Trust Corp.	11,424	462,215
		34,535,269

Basic Materials (0.1%)
Ameron International Corp.	5,000	345,700
Chaparral Steel Co.	3,860	272,130
Foamex International, Inc. †	222,193	988,759
		1,606,589

COMMON STOCKS (98.4%)* continued

	Shares	Value
Biotechnology (1.0%)
Albany Molecular Research, Inc. †	126,141	$1,212,215
Applera Corp. — Applied Biosystems Group	94,162	2,941,621
Diversa Corp. † (S)	80,394	584,464
Enzon, Inc. † (S)	88,297	748,759
Immunomedics, Inc. † (S)	206,300	1,085,138
Quidel Corp. †	190,610	2,664,728
Savient Pharmaceuticals, Inc. †	177,900	2,045,850
		11,282,775

Broadcasting (0.2%)
Sinclair Broadcast Group, Inc. Class A	151,700	2,477,261

Building Materials (—%)
Lennox International, Inc.	7,300	246,813

Chemicals (1.9%)
Arch Chemicals, Inc.	17,651	533,413
Celanese Corp. Series A	7,900	262,043
FMC Corp.	54,773	4,213,687
Georgia Gulf Corp. (S)	696,014	11,115,344
Hercules, Inc. †	13,380	252,079
Huntsman Corp.	13,220	259,112
Lubrizol Corp. (The)	5,400	323,676
NewMarket Corp.	77,239	3,640,274
Olin Corp.	12,003	205,731
PolyOne Corp. †	56,800	372,608
PW Eagle, Inc. (S)	28,100	911,564
Valspar Corp.	10,840	293,114
Westlake Chemical Corp.	7,280	212,503
		22,595,148

Coal (—%)
Foundation Coal Holdings, Inc.	5,200	204,828

Commercial and Consumer Services (2.3%)
ABM Industries, Inc.	6,800	191,352
Alliance Data Systems Corp. †	4,350	276,921
CBIZ, Inc. †	47,200	328,512
Chemed Corp.	116,837	5,876,901
Consolidated Graphics, Inc. †	50,522	3,801,781
ICT Group, Inc. †	29,800	559,942
infoUSA, Inc.	82,088	770,806
Jackson Hewitt Tax Service, Inc.	162,812	4,490,355
Landauer, Inc.	21,200	994,280
MoneyGram International, Inc.	13,464	382,782
Spherion Corp. †	56,870	486,239
Tech Data Corp. †	211,700	7,523,818
URS Corp. †	7,420	324,254
Viad Corp.	5,080	207,467
		26,215,410

Communications Equipment (—%)
F5 Networks, Inc. †	2,314	177,669
Zhone Technologies, Inc. †	156,300	221,946
		399,615

COMMON STOCKS (98.4%)* continued

	Shares	Value

Computers (4.8%)
ANSYS, Inc. †	7,887	$403,814
Blackbaud, Inc.	15,587	344,161
Brocade Communications
Systems, Inc. † (S)	2,286,728	22,341,321
Catapult Communications Corp. †	33,710	333,055
Checkpoint Systems, Inc. †	13,700	301,263
Cognos, Inc. (Canada) †	36,500	1,573,515
Emulex Corp. †	872,298	18,300,812
Logitech International SA (Switzerland) †	6,218	167,993
Magma Design Automation, Inc. †	82,557	1,133,508
Micros Systems, Inc. †	87,041	4,769,847
MTS Systems Corp.	16,700	709,917
Red Hat, Inc. †	8,927	188,717
SPSS, Inc. †	46,844	1,717,301
Trident Microsystems, Inc. †	186,610	3,961,730
		56,246,954

Conglomerates (0.1%)
AMETEK, Inc.	11,820	428,830
SPX Corp.	4,260	301,949
		730,779

Construction (0.4%)
Builders FirstSource, Inc. †	31,520	508,418
Chicago Bridge & Iron Co., NV
(Netherlands)	110,818	3,837,627
Eagle Materials, Inc. (S)	3,820	170,410
		4,516,455

Consumer (0.3%)
CSS Industries, Inc.	16,918	675,028
Helen of Troy, Ltd. †	82,500	1,872,750
Hooker Furniture Corp. (S)	45,444	1,001,131
		3,548,909

Consumer Finance (0.6%)
AmeriCredit Corp. † (S)	81,900	2,066,337
Asta Funding, Inc. (S)	53,995	2,361,201
Encore Capital Group, Inc. † (S)	4,500	53,640
World Acceptance Corp. †	51,189	2,197,544
		6,678,722

Consumer Goods (1.4%)
American Greetings Corp. Class A	6,530	166,189
Blyth Industries, Inc. (S)	190,762	4,978,888
Chattem, Inc. † (S)	193,000	11,028,020
Scotts Miracle-Gro Co. (The) Class A (S)	4,600	206,862
		16,379,959

Consumer Services (1.1%)
Labor Ready, Inc. †	591,189	12,828,801

Distribution (0.1%)
BlueLinx Holdings, Inc.	30,800	351,428
Huttig Building Products, Inc. †	40,044	277,505
		628,933

COMMON STOCKS (98.4%)* continued

	Shares	Value

Electric Utilities (0.8%)
Alliant Energy Corp.	2,967	$129,955
CenterPoint Energy, Inc.	10,570	199,033
Great Plains Energy, Inc.	1,008	32,901
OGE Energy Corp.	6,720	258,317
Puget Energy, Inc.	12,000	309,840
UniSource Energy Corp. (S)	199,270	7,653,961
Westar Energy, Inc.	23,390	636,676
		9,220,683

Electrical Equipment (0.2%)
GrafTech International, Ltd. †	56,100	559,878
Insteel Industries, Inc. (S)	51,800	864,542
Rofin-Sinar Technologies, Inc. †	5,260	348,633
WESCO International, Inc. †	1,340	84,648
		1,857,701

Electronics (2.0%)
Ansoft Corp. †	45,398	1,465,901
ASE Test, Ltd. (Taiwan) †	136,900	1,756,427
DSP Group, Inc. †	6,570	121,348
General Cable Corp. †	10,860	623,798
Greatbatch, Inc. †	62,607	1,817,481
LSI Logic Corp. † (S)	133,000	1,130,500
Methode Electronics, Inc. Class A	88,559	1,335,470
Nam Tai Electronics, Inc. (Hong Kong)	149,600	1,938,816
Omnivision Technologies, Inc. † (S)	87,771	1,186,664
QLogic Corp. †	7,869	140,698
Stoneridge, Inc. †	51,403	596,789
Synopsys, Inc. †	199,463	5,517,147
TriQuint Semiconductor, Inc. †	325,487	1,682,768
TTM Technologies, Inc. †	132,954	1,220,518
Varian, Inc. †	5,310	307,768
Zoran Corp. †	91,800	1,823,148
		22,665,241

Energy (3.1%)
Cal Dive International, Inc. †	15,900	231,504
Grey Wolf, Inc. †	777,600	5,567,616
Hercules Offshore, Inc. † (S)	5,980	187,951
NATCO Group, Inc. †	59,643	2,278,363
Parker Drilling Co. †	1,093,205	11,872,206
Tidewater, Inc.	126,490	7,995,433
Trico Marine Services, Inc. † (S)	214,800	8,314,908
		36,447,981

Financial (1.6%)
Advanta Corp. Class B	10,790	494,398
Asset Acceptance Capital Corp. †	36,962	680,840
PMI Group, Inc. (The)	1,035	50,166
Radian Group, Inc.	296,568	17,233,566
		18,458,970

Food (0.3%)
M&F Worldwide Corp. †	45,200	2,890,540
Overhill Farms, Inc. †	23,200	144,536
Village Super Market, Inc. Class A	3,196	140,816
		3,175,892

COMMON STOCKS (98.4%)* continued

	Shares	Value

Forest Products and Packaging (0.8%)
Albany International Corp.	23,678	$906,867
Buckeye Technologies, Inc. †	72,107	913,596
Graphic Packaging Corp. †	59,551	305,497
Louisiana-Pacific Corp. (S)	47,164	929,602
Neenah Paper, Inc.	9,400	359,080
Packaging Corp. of America	5,250	129,990
Schweitzer-Mauduit International, Inc.	273	7,494
Sonoco Products Co.	4,380	186,763
Universal Forest Products, Inc.	125,140	5,814,004
		9,552,893

Gaming & Lottery (—%)
Dover Downs Gaming &
Entertainment, Inc.	15,970	207,770

Health Care Services (1.4%)
American Dental Partners, Inc. †	52,098	1,113,855
AMICAS, Inc. †	96,342	284,209
AMN Healthcare Services, Inc. †	6,455	157,179
Healthways, Inc. †	9,350	396,627
Lincare Holdings, Inc. †	315,700	12,451,208
Molina Healthcare, Inc. †	1,960	59,231
Odyssey Healthcare, Inc. †	63,998	853,733
Pediatrix Medical Group, Inc. †	6,290	358,845
WellCare Health Plans, Inc. †	1,530	123,303
		15,798,190

Homebuilding (1.2%)
NVR, Inc. † (S)	17,187	14,162,088
Winnebago Industries, Inc.	4,100	131,446
		14,293,534

Household Furniture and Appliances (1.5%)
American Woodmark Corp. (S)	93,800	3,237,038
Conn’s, Inc. † (S)	4,985	129,361
Kimball International, Inc. Class B	51,386	924,948
Select Comfort Corp. † (S)	656,828	12,177,591
Stanley Furniture Co., Inc.	46,640	1,009,290
Tempur-Pedic International, Inc.	12,942	336,104
		17,814,332

Insurance (9.2%)
American Financial Group, Inc.	30,825	1,087,198
American Physicians Capital, Inc. †	78,019	3,084,871
Amerisafe, Inc. †	68,300	1,374,879
CNA Surety Corp. †	120,639	2,489,989
Commerce Group, Inc.	142,550	4,648,556
Delphi Financial Group Class A	98,250	4,195,275
EMC Insurance Group, Inc.	35,500	891,050
Employers Holdings, Inc. †	1,180	23,399
Endurance Specialty Holdings, Ltd.
(Bermuda)	57,744	2,160,780
FBL Financial Group, Inc. Class A	5,400	209,196
Hanover Insurance Group, Inc. (The)	29,295	1,346,398
Harleysville Group, Inc.	72,522	2,214,822
HCC Insurance Holdings, Inc.	618,526	18,964,007
Hilb, Rogal & Hamilton Co.	54,299	2,359,292
Horace Mann Educators Corp.	25,109	528,293

COMMON STOCKS (98.4%)* continued

	Shares	Value

Insurance continued
Infinity Property & Casualty Corp.	43,498	$2,023,092
IPC Holdings, Ltd. (Bermuda)	4,550	136,409
Mercury General Corp.	897	48,573
Midland Co. (The)	35,343	1,551,204
National Interstate Corp.	33,539	803,594
Odyssey Re Holdings Corp.	46,900	1,965,110
Ohio Casualty Corp.	9,438	298,618
Platinum Underwriters Holdings,
Ltd. (Bermuda)	1,440	49,277
Presidential Life Corp.	4,400	83,644
Procentury Corp.	43,300	980,312
RenaissanceRe Holdings, Ltd. (Bermuda)	108,786	5,890,762
Safety Insurance Group, Inc.	87,544	3,507,013
SeaBright Insurance Holdings, Inc. †	86,700	1,610,019
Selective Insurance Group (S)	161,372	4,208,582
Stancorp Financial Group	89,374	4,254,202
State Auto Financial Corp.	2,625	78,881
Triad Guaranty, Inc. †	181,672	8,031,719
United Fire & Casualty Co.	2,200	80,850
W.R. Berkley Corp.	545,674	17,728,948
Zenith National Insurance Corp.	175,352	8,110,030
		107,018,844

Investment Banking/Brokerage (0.6%)
A.G. Edwards, Inc.	10,906	790,140
Affiliated Managers Group †	5,240	616,381
Eaton Vance Corp.	4,162	159,072
Federated Investors, Inc.	11,429	436,131
IndyMac Bancorp, Inc. (S)	150,600	4,554,144
		6,555,868

Leisure (—%)
K2, Inc. †	11,700	176,553
Polaris Industries, Inc.	633	31,985
Thor Industries, Inc.	5,500	219,065
		427,603

Machinery (2.0%)
Applied Industrial
Technologies, Inc.	65,943	1,771,888
Cascade Corp.	115,969	7,186,599
Gardner Denver, Inc. †	24,700	933,660
Manitowoc Co., Inc. (The)	113,100	7,716,813
NACCO Industries, Inc. Class A	11,700	1,864,746
Regal-Beloit Corp.	38,400	1,771,008
Terex Corp. †	5,376	418,522
Wabtec Corp.	39,900	1,482,285
		23,145,521

Manufacturing (0.9%)
Knoll, Inc.	7,200	167,184
Lydall, Inc. †	32,868	477,901
Myers Industries, Inc.	9,600	215,520
Teleflex, Inc.	131,910	9,475,095
Thomas & Betts Corp. †	4,890	266,407
		10,602,107

COMMON STOCKS (98.4%)* continued

	Shares	Value

Medical Technology (2.5%)
Bausch & Lomb, Inc.	30,707	$1,806,493
Edwards Lifesciences Corp. †	79,944	3,917,256
Immucor, Inc. † (S)	276,851	9,033,648
LCA-Vision, Inc. (S)	3,200	134,304
Medical Action Industries, Inc. †	55,892	1,273,220
Mentor Corp. (S)	314,132	12,222,876
PerkinElmer, Inc.	14,470	350,174
Steris Corp.	1,424	36,397
		28,774,368

Metal Fabricators (0.1%)
USEC, Inc. †	37,689	760,187

Metals (4.3%)
A.M. Castle & Co.	58,472	1,982,201
AK Steel Holding Corp. †	55,674	1,699,170
Cleveland-Cliffs, Inc. (S)	241,738	16,750,026
Quanex Corp.	266,688	11,475,585
Shiloh Industries, Inc.	6,400	66,432
Steel Dynamics, Inc.	404,124	17,906,734
		49,880,148

Natural Gas Utilities (0.1%)
Atmos Energy Corp.	19,877	630,498
Energen Corp.	6,416	359,617
MDU Resources Group, Inc.	6,807	206,252
		1,196,367

Office Equipment & Supplies (0.3%)
Herman Miller, Inc.	5,930	204,051
John H. Harland Co.	2,099	110,407
Steelcase, Inc.	140,757	2,747,577
		3,062,035

Oil & Gas (1.4%)
Alon USA Energy, Inc.	5,600	209,440
Callon Petroleum Co. †	66,285	914,733
Calumet Specialty Products Partners, LP	20,900	1,114,388
Cimarex Energy Co.	6,420	252,948
Comstock Resources, Inc. †	7,335	207,947
Harvest Natural Resources, Inc. †	180,556	1,814,588
Houston Exploration Co. †	1,300	71,981
Meridian Resource Corp. †	100,220	261,574
Plains Exploration & Production Co. †	6,386	300,078
St. Mary Land & Exploration Co. (S)	181,706	6,654,074
Swift Energy Co. †	4,655	189,226
Tesoro Corp. (S)	37,438	4,537,486
Unit Corp. †	3,820	218,313
		16,746,776

Pharmaceuticals (5.6%)
Alpharma, Inc. Class A (S)	374,905	9,110,192
Biovail Corp. (Canada)	158,558	3,867,230
Bradley Pharmaceuticals, Inc. †	216,612	4,252,094
Endo Pharmaceuticals Holdings, Inc. †	96,236	2,977,542
King Pharmaceuticals, Inc. †	852,166	17,426,795
Mylan Laboratories, Inc.	332,238	7,285,979

COMMON STOCKS (98.4%)* continued

	Shares	Value

Pharmaceuticals continued
Sciele Pharma, Inc. † (S)	59,760	$1,477,267
Watson Pharmaceuticals, Inc. †	689,684	18,828,373
		65,225,472

Publishing (0.1%)
Journal Register Co.	89,805	527,155
Lee Enterprises, Inc.	12,100	316,778
		843,933

Railroads (0.1%)
GATX Corp.	15,532	761,223

Real Estate (8.0%)
Anthracite Capital, Inc. (R)	226,043	2,622,099
Apartment Investment &
Management Co. Class A (R)	1,600	88,480
Ashford Hospitality Trust, Inc. (R)	298,700	3,584,400
CB Richard Ellis Group, Inc. Class A †	11,411	386,262
CBL & Associates Properties (R) (S)	274,296	12,466,753
DiamondRock Hospitality Co. (R)	243,547	4,454,475
Douglas Emmett, Inc. (R)	3,632	94,614
Entertainment Properties Trust (R)	14,329	865,758
Equity Inns, Inc. (R)	578,599	9,894,043
FelCor Lodging Trust, Inc. (R)	133,726	3,414,025
First Industrial Realty Trust (R)	21,816	955,323
Gramercy Capital Corp. (R)	54,300	1,758,777
Highland Hospitality Corp. (R)	479,212	9,128,989
Hospitality Properties Trust (R)	190,854	8,689,583
Innkeepers USA Trust (R)	63,056	1,107,894
Jones Lang LaSalle, Inc.	3,140	337,519
Kite Realty Group Trust (R)	10,080	201,600
LaSalle Hotel Properties (R)	7,292	338,568
Lexington Corporate Properties Trust (R) (S)	16,217	338,773
LTC Properties, Inc. (R)	104,036	2,608,183
Macerich Co. (The) (R)	545	51,840
Medical Properties Trust, Inc. (R) (S)	56,550	805,272
Mid-America Apartment Communities, Inc. (R) 4,380		236,301
National Health Investors, Inc. (R)	158,110	5,363,091
National Retail Properties, Inc. (R)	95,944	2,297,859
Nationwide Health Properties, Inc. (R)	96,102	3,081,030
NorthStar Realty Finance Corp. (R)	553,598	8,193,250
Omega Healthcare Investors, Inc. (R)	277,395	4,660,236
RAIT Investment Trust (R)	70,328	1,979,733
Resource Capital Corp. (R)	410	6,683
Saul Centers, Inc. (R)	5,959	309,391
SL Green Realty Corp. (R) (S)	2,482	349,714
Tanger Factory Outlet Centers (R)	7,823	317,144
Taubman Centers, Inc. (R)	4,665	261,473
Thornburg Mortgage, Inc. (R) (S)	1,300	36,140
Ventas, Inc. (R)	5,879	247,859
Winston Hotels, Inc. (R)	86,800	1,286,376
		92,819,510

COMMON STOCKS (98.4%)* continued

	Shares	Value

Regional Bells (0.1%)
Cincinnati Bell, Inc. †	204,500	$1,036,815

Restaurants (0.9%)
Brinker International, Inc.	7,700	239,470
Denny’s Corp. †	42,492	199,287
Domino’s Pizza, Inc.	276,006	8,901,194
Luby’s, Inc. †	68,704	687,727
		10,027,678

Retail (11.5%)
Aeropostale, Inc. †	440,423	18,123,406
American Eagle Outfitters, Inc.	11,309	333,276
AnnTaylor Stores Corp. †	411,800	15,846,064
Blair Corp.	4,953	210,503
Books-A-Million, Inc. (S)	193,300	3,224,244
Brown Shoe Co., Inc.	82,692	2,231,030
Buckle, Inc. (The)	74,358	2,648,632
Cato Corp. (The) Class A	341,701	7,384,159
CSK Auto Corp. †	140,915	2,361,735
Dollar Tree Stores, Inc. †	481,950	18,950,274
DSW, Inc. Class A † (S)	4,100	158,916
Ingles Markets, Inc. Class A	20,023	720,027
Movie Gallery, Inc. †	645,900	2,357,535
Nash Finch Co. (S)	38,740	1,509,698
NBTY, Inc. †	10,866	536,889
Payless ShoeSource, Inc. † (S)	317,105	10,115,650
PC Mall, Inc. †	118,300	1,253,980
Perry Ellis International, Inc. †	45,373	1,506,384
Rent-A-Center, Inc. †	333,042	9,271,889
Shoe Carnival, Inc. †	3,200	100,608
Systemax, Inc. (S)	56,092	955,247
Toro Co. (The) (S)	210,502	10,577,726
Tween Brands, Inc. †	6,398	250,546
USANA Health Sciences, Inc. † (S)	138,874	5,532,740
Wilsons The Leather Experts, Inc. † (S)	13,525	17,718
Wolverine World Wide, Inc. (S)	603,332	17,243,229
		133,422,105

Schools (1.5%)
Career Education Corp. † (S)	598,700	17,685,598
ITT Educational Services, Inc. †	1,030	100,126
		17,785,724

Semiconductor (0.2%)
Advanced Energy Industries, Inc. †	47,855	1,172,448
Asyst Technologies, Inc. †	89,559	640,347
ChipMOS TECHNOLOGIES (Bermuda),
Ltd. (Bermuda) † (S)	18,829	130,297
Micrel, Inc. †	12,950	162,523
Novellus Systems, Inc. †	6,442	208,528
Photronics, Inc. †	36,100	543,305
		2,857,448

Shipping (2.2%)
Accuride Corp. †	108,010	1,578,026
Arkansas Best Corp.	68,570	2,701,658
Con-way, Inc.	5,020	274,243
General Maritime Corp.	7,480	239,884

COMMON STOCKS (98.4%)* continued

	Shares	Value

Shipping continued
Overseas Shipholding Group	296,787	$21,012,520
Wabash National Corp.	6,523	101,498
		25,907,829

Software (2.4%)
BroadVision, Inc. † (S)	68,488	145,195
Citrix Systems, Inc. †	11,062	360,621
McAfee, Inc. †	2,300	74,727
MicroStrategy, Inc. † (S)	190,287	21,647,049
SYNNEX Corp. †	22,500	439,875
Websense, Inc. †	222,702	5,502,966
		28,170,433

Staffing (0.2%)
Heidrick & Struggles International, Inc. †	52,660	2,484,499

Technology (0.1%)
Amkor Technologies, Inc. †	73,100	1,022,669

Technology Services (3.0%)
Acxiom Corp.	418,070	9,448,382
Checkfree Corp. †	9,190	309,335
COMSYS IT Partners, Inc. †	162,489	3,698,250
Factset Research Systems, Inc.	4,205	258,650
Global Payments, Inc. (S)	8,869	336,845
Harris Interactive, Inc. †	147,600	888,552
Sohu.com, Inc. (China) †	54,600	1,382,472
SonicWall, Inc. †	161,406	1,317,073
Tyler Technologies, Inc. †	84,600	1,010,970
United Online, Inc. (S)	1,146,616	16,545,669
		35,196,198

Telecommunications (2.8%)
ADTRAN, Inc.	148,010	3,766,855
Audiovox Corp. Class A †	300	4,317
CenturyTel, Inc.	369,900	17,033,895
Citizens Communications Co.	1,069	16,644
EMS Technologies, Inc. †	17,100	321,138
j2 Global Communications, Inc. †	117,000	3,364,920
NeuStar, Inc. Class A †	3,900	112,164
Premiere Global Services, Inc. †	26,009	316,530
Syniverse Holdings, Inc. †	14,860	153,207
Tessco Technologies, Inc. †	20,800	592,800
USA Mobility, Inc.	171,200	3,656,832
UTStarcom, Inc. † (S)	376,664	2,689,381
		32,028,683

Textiles (0.7%)
Jones Apparel Group, Inc.	42,175	1,408,223
Kellwood Co.	153,625	4,329,153
Maidenform Brands, Inc. †	110,500	2,253,095
		7,990,471

Tobacco (0.4%)
Alliance One International, Inc. †	158,856	1,558,377
Universal Corp.	43,533	2,728,648
		4,287,025

COMMON STOCKS (98.4%)* continued

	Shares	Value

Toys (1.8%)
Hasbro, Inc. (S)	661,182	$20,899,963
RC2 Corp. †	2,100	83,706
		20,983,669

Transportation (—%)
Hornbeck Offshore Services, Inc. †	10,000	316,300

Transportation Services (0.3%)
HUB Group, Inc. Class A † (S)	101,054	3,637,944
Pacer International, Inc.	16,898	431,744
		4,069,688

Trucks & Parts (1.8%)
Autoliv, Inc. (Sweden)	341,055	19,832,348
Noble International, Ltd. (S)	41,195	671,067
Standard Motor Products, Inc.	42,638	781,555
		21,284,970

COMMON STOCKS (98.4%)* continued

	Shares	Value

Waste Management (—%)
Darling International, Inc. †	21,567	$165,419

Total common stocks (cost $954,011,741)		$1,143,339,909

SHORT-TERM INVESTMENTS (17.3%)*

	Principal amount/shares	Value
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.23%
to 5.46% and due dates ranging
from May 1, 2007 to June 22, 2007 (d)	$184,462,563	$184,169,704
Putnam Prime Money Market Fund (e)	17,162,555	17,162,555

Total short-term investment (cost $201,332,259)		$201,332,259

TOTAL INVESTMENTS
Total investments (cost $1,155,344,000)		$1,344,672,168

* Percentages indicated are based on net assets of $1,161,948,126.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2007.

At April 30, 2007, liquid assets totaling $277,277 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 4/30/07

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	81	$6,633,090	Jun-07	$123,245
S&P Mid Cap 400 Index E-Mini (Long)	48	4,215,360	Jun-07	113,012
S&P 500 Index (Long)	8	2,976,800	Jun-07	41,020

Total				$277,277

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07

ASSETS

Investment in securities, at value, including $198,127,318 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,138,181,445)	$1,327,509,613
Affiliated issuers (identified cost $17,162,555) (Note 5)	17,162,555

Cash	103,882

Dividends, interest and other receivables	1,142,513

Receivable for shares of the fund sold	1,499,044

Receivable for securities sold	6,581,096

Total assets	1,353,998,703

LIABILITIES

Payable for variation margin (Note 1)	262,354

Payable for securities purchased	364,486

Payable for shares of the fund repurchased	4,697,318

Payable for compensation of Manager (Notes 2 and 5)	1,654,539

Payable for investor servicing and custodian fees (Note 2)	314,386

Payable for Trustee compensation and expenses (Note 2)	93,918

Payable for administrative services (Note 2)	5,883

Payable for distribution fees (Note 2)	284,452

Collateral on securities loaned, at value (Note 1)	184,169,704

Other accrued expenses	203,537

Total liabilities	192,050,577

Net assets	$1,161,948,126

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 891,888,375

Undistributed net investment income (Note 1)	378,051

Accumulated net realized gain on investments (Note 1)	80,076,255

Net unrealized appreciation of investments	189,605,445

Total — Representing net assets applicable to capital shares outstanding	$1,161,948,126

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($508,646,622 divided by 40,714,363 shares)	$12.49

Offering price per class A share (100/94.75 of $12.49)*	$13.18

Net asset value and offering price per class B share ($167,549,539 divided by 14,516,570 shares)**	$11.54

Net asset value and offering price per class C share ($34,473,219 divided by 2,955,426 shares)**	$11.66

Net asset value and redemption price per class M share ($15,920,938 divided by 1,344,128 shares)	$11.84

Offering price per class M share (100/96.75 of $11.84)*	$12.24

Net asset value, offering price and redemption price per class R share ($2,610,120 divided by 211,474 shares)	$12.34

Net asset value, offering price and redemption price per class Y share ($432,747,688 divided by 34,026,583 shares)	$12.72

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/07

INVESTMENT INCOME

Dividends (net of foreign tax of $1,320)	$ 13,652,007

Interest (including interest income of $1,063,412 from investments in affiliated issuers) (Note 5)	1,095,922

Securities lending	1,113,614

Total investment income	15,861,543

EXPENSES

Compensation of Manager (Note 2)	6,571,915

Investor servicing fees (Note 2)	3,619,498

Custodian fees (Note 2)	353,845

Trustee compensation and expenses (Note 2)	48,412

Administrative services (Note 2)	31,486

Distribution fees — Class A (Note 2)	1,177,429

Distribution fees — Class B (Note 2)	1,896,466

Distribution fees — Class C (Note 2)	325,701

Distribution fees — Class M (Note 2)	117,701

Distribution fees — Class R (Note 2)	8,779

Other	325,036

Non-recurring costs (Notes 2 and 6)	6,182

Costs assumed by Manager (Notes 2 and 6)	(6,182)

Fees waived and reimbursed by Manager (Note 5)	(21,394)

Total expenses	14,454,874

Expense reduction (Note 2)	(385,794)

Net expenses	14,069,080

Net investment income	1,792,463

Net realized gain on investments (Notes 1 and 3)	144,658,067

Net realized gain on futures contracts (Note 1)	1,341,904

Net unrealized depreciation of investments and futures contracts during the year	(22,651,574)

Net gain on investments	123,348,397

Net increase in net assets resulting from operations	$125,140,860

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	4/30/07	4/30/06

Operations:
Net investment income	$ 1,792,463	$ 279,740

Net realized gain on investments	145,999,971	162,613,915

Net unrealized appreciation (depreciation) of investments	(22,651,574)	152,840,033

Net increase in net assets resulting from operations	125,140,860	315,733,688

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(37,308)	(2,378,814)

Class M	—	(27,093)

Class R	—	(4,731)

Class Y	(962,566)	(2,850,412)

Net realized short-term gain on investments

Class A	(11,154,909)	(8,473,439)

Class B	(4,576,972)	(4,691,896)

Class C	(803,789)	(676,494)

Class M	(377,781)	(391,336)

Class R	(41,557)	(18,089)

Class Y	(9,284,105)	(7,058,166)

From net realized long-term gain on investments

Class A	(44,731,557)	(53,969,291)

Class B	(18,353,809)	(29,883,772)

Class C	(3,223,220)	(4,308,744)

Class M	(1,514,917)	(2,492,510)

Class R	(166,647)	(115,216)

Class Y	(37,229,571)	(44,955,087)

Redemption fees (Note 1)	16,754	4,906

Increase from capital share transactions (Note 4)	20,948,092	28,884,858

Total increase in net assets	13,646,998	182,328,362

NET ASSETS

Beginning of year	1,148,301,128	965,972,766

End of year (including undistributed net investment income of $378,051 and $5,649, respectively)	$1,161,948,126	$1,148,301,128

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2007	$12.60	.03(d)	1.36	1.39	—(e)	(1.50)	—	(1.50)	—(e)	$12.49	11.72	$508,647	1.23(d)	.23(d)	58.83
April 30, 2006	10.97	.02(d,g)	3.60	3.62	(.07)	(1.92)	—	(1.99)	—(e)	12.60	34.85	476,325	1.20(d,g)	.13(d,g)	60.27
April 30, 2005	10.16	.06(d,f)	.75	.81	—	—	—	—	—(e)	10.97	7.97	378,942	1.23(d)	.51(d,f)	70.94
April 30, 2004	7.74	.01	2.41	2.42	—	—	—	—	—	10.16	31.27	397,300	1.19	.10	134.62
April 30, 2003	10.67	—(e)	(2.78)	(2.78)	—	(.15)	—(e)	(.15)	—	7.74	(26.09)	378,331	1.17	(.01)	90.52

CLASS B
April 30, 2007	$11.83	(.06)(d)	1.27	1.21	—	(1.50)	—	(1.50)	—(e)	$11.54	10.92	$167,550	1.98(d)	(.53)(d)	58.83
April 30, 2006	10.42	(.07)(d,g)	3.40	3.33	—	(1.92)	—	(1.92)	—(e)	11.83	33.73	228,590	1.95(d,g)	(.61)(d,g)	60.27
April 30, 2005	9.71	(.02)(d,f)	.73	.71	—	—	—	—	—(e)	10.42	7.31	218,327	1.98(d)	(.23)(d,f)	70.94
April 30, 2004	7.46	(.06)	2.31	2.25	—	—	—	—	—	9.71	30.16	271,803	1.94	(.64)	134.62
April 30, 2003	10.37	(.06)	(2.70)	(2.76)	—	(.15)	—(e)	(.15)	—	7.46	(26.65)	272,147	1.92	(.79)	90.52

CLASS C
April 30, 2007	$11.94	(.06)(d)	1.28	1.22	—	(1.50)	—	(1.50)	—(e)	$11.66	10.89	$34,473	1.98(d)	(.52)(d)	58.83
April 30, 2006	10.50	(.07)(d,g)	3.43	3.36	—	(1.92)	—	(1.92)	—(e)	11.94	33.76	34,354	1.95(d,g)	(.62)(d,g)	60.27
April 30, 2005	9.79	(.02)(d,f)	.73	.71	—	—	—	—	—(e)	10.50	7.25	29,854	1.98(d)	(.23)(d,f)	70.94
April 30, 2004	7.52	(.06)	2.33	2.27	—	—	—	—	—	9.79	30.19	35,584	1.94	(.65)	134.62
April 30, 2003	10.45	(.06)	(2.72)	(2.78)	—	(.15)	—(e)	(.15)	—	7.52	(26.64)	34,709	1.92	(.76)	90.52

CLASS M
April 30, 2007	$12.07	(.03)(d)	1.30	1.27	—	(1.50)	—	(1.50)	—(e)	$11.84	11.20	$15,921	1.73(d)	(.27)(d)	58.83
April 30, 2006	10.59	(.04)(d,g)	3.46	3.42	(.02)	(1.92)	—	(1.94)	—(e)	12.07	34.05	17,785	1.70(d,g)	(.36)(d,g)	60.27
April 30, 2005	9.85	—(d,e,f)	.74	.74	—	—	—	—	—(e)	10.59	7.51	15,802	1.73(d)	.02(d,f)	70.94
April 30, 2004	7.55	(.04)	2.34	2.30	—	—	—	—	—	9.85	30.46	18,501	1.69	(.40)	134.62
April 30, 2003	10.46	(.06)	(2.70)	(2.76)	—	(.15)	—(e)	(.15)	—	7.55	(26.42)	15,789	1.67	(.54)	90.52

CLASS R
April 30, 2007	$12.49	—(d,e)	1.35	1.35	—	(1.50)	—	(1.50)	—(e)	$12.34	11.48	$2,610	1.48(d)	(.02)(d)	58.83
April 30, 2006	10.92	(.03)(d,g)	3.59	3.56	(.07)	(1.92)	—	(1.99)	—(e)	12.49	34.37	1,390	1.45(d,g)	(.21)(d,g)	60.27
April 30, 2005	10.13	.02(d,f)	.77	.79	—	—	—	—	—(e)	10.92	7.80	457	1.48(d)	.16(d,f)	70.94
April 30, 2004	7.74	(.02)	2.41	2.39	—	—	—	—	—	10.13	30.88	51	1.44	(.18)	134.62
April 30, 2003†	7.67	(.01)	.08	.07	—	—	—	—	—	7.74	.91*	1	.39*	(.07)*	90.52

CLASS Y
April 30, 2007	$12.79	.06(d)	1.40	1.46	(.03)	(1.50)	—	(1.53)	—(e)	$12.72	12.12	$432,748	.98(d)	.48(d)	58.83
April 30, 2006	11.12	.05(d,g)	3.65	3.70	(.11)	(1.92)	—	(2.03)	—(e)	12.79	35.06	389,857	.95(d,g)	.38(d,g)	60.27
April 30, 2005	10.26	.08(d,f)	.78	.86	—	—	—	—	—(e)	11.12	8.38	322,592	.98(d)	.76(d,f)	70.94
April 30, 2004	7.81	.03	2.42	2.45	—	—	—	—	—	10.26	31.37	324,942.94		.31	134.62
April 30, 2003	10.73	.02	(2.79)	(2.77)	—	(.15)	—(e)	(.15)	—	7.81	(25.85)	233,163.92		.24	90.52

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to April 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

April 30, 2007	<0.01%

April 30, 2006	<0.01

April 30, 2005	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.03%

Class B	<0.01	0.03

Class C	<0.01	0.03

Class M	<0.01	0.03

Class R	0.01	0.09

Class Y	<0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies, other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the coun-terparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2007, the value of securities loaned amounted to $198,127,318. The fund received cash collateral of $184,169,704 which is pooled with collateral of other Putnam funds into 35 issues of high grade short-term investments. The fund also received high quality, highly rated securities of $20,761,000 in non-cash collateral.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2007, the fund reclassified $420,187 to decrease undistributed net investment income with an increase to accumulated net realized gain of $420,187.

The tax basis components of distributable earnings and the federal tax cost as of April 30, 2007 were as follows:

Unrealized appreciation	$ 228,015,300
Unrealized depreciation	(39,217,047)
———————————————
Net unrealized appreciation	188,798,253
Undistributed ordinary income	4,865
Undistributed short-term gain	14,235,953
Undistributed long term gain	67,020,680

Cost for federal income tax purposes	$1,155,873,915

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2007, Putnam Management did not waive any of its management fee from the fund.

For the year ended April 30, 2007, Putnam Management has assumed $6,182 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended April 30, 2007, the fund incurred $3,951,188 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2007, the fund’s expenses were reduced by $385,794 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $472, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $39,424 and $689 from the sale of class A and class M shares, respectively, and received $149,224 and $953 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2007, Putnam Retail Management, acting as underwriter, received $144 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $647,128,534 and $763,983,060, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 4/30/07:
Shares sold	9,808,941	$ 118,438,959

Shares issued in connection with
reinvestment of distributions	4,582,695	54,075,773

	14,391,636	172,514,732

Shares repurchased	(11,490,063)	(138,374,308)

Net increase	2,901,573	$ 34,140,424

Year ended 4/30/06:
Shares sold	9,178,285	$ 112,536,682

Shares issued in connection with
reinvestment of distributions	5,496,123	62,820,686

	14,674,408	175,357,368

Shares repurchased	(11,392,357)	(139,517,727)

Net increase	3,282,051	$ 35,839,641

CLASS B	Shares	Amount

Year ended 4/30/07:
Shares sold	1,251,892	$ 14,107,708

Shares issued in connection with
reinvestment of distributions	1,991,563	21,767,811

	3,243,455	35,875,519

Shares repurchased	(8,051,716)	(90,392,060)

Net decrease	(4,808,261)	$(54,516,541)

Year ended 4/30/06:
Shares sold	1,851,415	$ 21,412,487

Shares issued in connection with
reinvestment of distributions	3,029,753	32,630,440

	4,881,168	54,042,927

Shares repurchased	(6,518,286)	(75,368,372)

Net decrease	(1,637,118)	$(21,325,445)

CLASS C	Shares	Amount

Year ended 4/30/07:
Shares sold	363,421	$ 4,117,564

Shares issued in connection with
reinvestment of distributions	318,046	3,514,415

	681,467	7,631,979

Shares repurchased	(603,086)	(6,836,810)

Net increase	78,381	$ 795,169

Year ended 4/30/06:
Shares sold	373,734	$ 4,345,956

Shares issued in connection with
reinvestment of distributions	398,078	4,327,109

	771,812	8,673,065

Shares repurchased	(738,070)	(8,584,040)

Net increase	33,742	$ 89,025

CLASS M	Shares	Amount

Year ended 4/30/07:
Shares sold	170,482	$ 1,970,798

Shares issued in connection with
reinvestment of distributions	166,975	1,871,793

	337,457	3,842,591

Shares repurchased	(466,560)	(5,369,933)

Net decrease	(129,103)	$(1,527,342)

Year ended 4/30/06:
Shares sold	449,356	$ 5,338,860

Shares issued in connection with
reinvestment of distributions	259,069	2,844,576

	708,425	8,183,436

Shares repurchased	(727,770)	(8,427,003)

Net decrease	(19,345)	$ (243,567)

CLASS R	Shares	Amount

Year ended 4/30/07:
Shares sold	108,028	$1,289,813

Shares issued in connection with
reinvestment of distributions	17,840	208,204

	125,868	1,498,017

Shares repurchased	(25,689)	(309,715)

Net increase	100,179	$1,188,302

Year ended 4/30/06:
Shares sold	65,189	$ 790,534

Shares issued in connection with
reinvestment of distributions	12,162	138,036

	77,351	928,570

Shares repurchased	(7,916)	(97,816)

Net increase	69,435	$ 830,754

CLASS Y	Shares	Amount

Year ended 4/30/07:
Shares sold	10,341,302	$ 126,094,342

Shares issued in connection with
reinvestment of distributions	3,956,354	47,476,242

	14,297,656	173,570,584

Shares repurchased	(10,740,907)	(132,702,504)

Net increase	3,556,749	$ 40,868,080

Year ended 4/30/06:
Shares sold	8,164,798	$ 100,601,794

Shares issued in connection with
reinvestment of distributions	4,729,626	54,863,665

	12,894,424	155,465,459

Shares repurchased	(11,436,001)	(141,771,009)

Net increase	1,458,423	$ 13,694,450

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2007, management fees paid were reduced by $21,394 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,063,412 for the year ended April 30, 2007. During the year ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $271,041,614 and $265,888,777, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (Unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $127,878,098 as long term capital gain, for its taxable year ended April 30, 2007.

The fund designated 42.62% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2007, the fund hereby designates 42.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended April 30, 2007. The other Putnam mutual funds in this group are Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Merrill Lynch, Credit Suisse First Boston, and RBC Capital Markets. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended April 30, 2007.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, , SG Cowen, UBS Warburg, Wachovia Securities, and Weeden & Co.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm.

Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc.  (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2007, there were 105 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and/or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

45

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal Executive
Marketing Services	Officer, Associate Treasurer, and	Wanda M. McManus
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and	Nancy E. Florek
Custodians	Treasurer	Vice President, Assistant Clerk, Assistant
Putnam Fiduciary Trust Company,		Treasurer and Proxy Manager
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Myra R. Drucker	James P. Pappas
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Richard S. Robie, III
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	Francis J. McNamara, III
W. Thomas Stephens	Vice President and Chief Legal Officer
Richard B. Worley
Robert R. Leveille
Chief Compliance Officer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN066 244344 6/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2007	$67,474*	$1,624	$3,228	$103
April 30, 2006	$57,464*	$--	$3,343	$609

* Includes fees of $- and $1,009 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30, 2007 and April 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2007 and April 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $155,172 and $262,226 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating review of ICI data and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2007	$ -	$61,129	$ -	$ -
April 30
, 2006	$ -	$ 98,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: April 30, 2007

Date of reporting period: May 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Mid Cap Value Fund

4|30|07

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

U.S. POSTAGE
3¢
4¢
10 CENTS
THREE CENTS

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Mid Cap
Value Fund

4| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	22
Financial statements	23
Federal tax information	38
Brokerage commissions	38
About the Trustees	39
Officers	43

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Mid Cap Value Fund: seeking undervalued
companies before their potential is recognized

Hidden opportunities — and a measure of patience — are key ingredients in the investment strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, which tend to be followed by fewer Wall Street analysts than stocks of larger companies. For firms with strong research capabilities, such as Putnam, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s management team seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to be more agile than large companies, while offering a greater degree of stability than smaller, less mature companies. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. Most have also weathered a full economic cycle.

Because Putnam Mid Cap Value Fund is managed in the value style, its managers also take another important factor into consideration: The stocks they purchase must be attractively priced in relation to the company’s earnings and growth potential. A value stock’s price may be low because the company’s potential is being underestimated or because the company is in an industry that is currently out of favor with investors. Often, companies in the portfolio are undergoing positive changes that may improve their earnings and growth potential. Catalysts for change can include restructuring, introduction of new products, new management, acquisitions, or streamlining of operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first annual report to shareholders in April 2000, “Once a stock is in the portfolio, patience is called for while waiting for the positive change that could lift the stock’s share price. Accordingly, investors should understand that this fund is most appropriate for those with long-term investment horizons.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Mid Cap Value Fund holdings
have spanned industries over time.

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market’s mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize, and larger companies in industries that have recently fallen out of favor. Current income is a secondary objective.

Highlights

• For the 12 months ended April 30, 2007, Putnam Mid Cap Value Fund’s class A shares returned 14.66% before sales charges.

• The fund’s benchmark, the Russell Midcap Value Index, returned 19.66% .

• The average return for the fund’s Lipper category, Mid-Cap Value Funds, was 15.99% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 4/30/07

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

Life of fund
(inception: 11/1/99)	15.22%	14.39%	189.44%	174.27%

5 years	12.00	10.81	76.27	67.08

3 years	18.18	16.09	65.06	56.45

1 year	14.66	8.65	14.66	8.65

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.25% load. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

4

Report from the fund managers

The year in review

Your fund delivered what we consider respectable results in absolute terms for its 2007 fiscal year, which ended April 30, 2007. However, these results are disappointing in relative terms, i.e., in comparison to the benchmark index and the average return for the fund’s Lipper category. What this comparison does not show is that a number of long-term portfolio holdings in cyclical stocks rallied during the second half of the year, and that the fund’s returns for that period consequently exceeded those of the benchmark. Weaker performance during the first half of the fiscal year, discussed in the fund’s semiannual report, offset the positive effect of the rally, producing the relative underperformance apparent in a full-year comparison. Security selection —both on the downside and upside — was the main factor influencing the fund’s return compared to the benchmark. Less successful stock selection occurred in the health-care and transportation sectors, while favorable stock picks in financials, consumer cyclicals, and utilities helped performance.

Market overview

During your fund’s fiscal year, there was a transition in the Federal Reserve’s (the Fed’s) monetary policy. As the period began, the Fed was in the process of completing an extended program of tightening monetary policy and had incrementally raised the benchmark federal funds target rate from historical lows to its current, more neutral, level of 5.25% . Although there were some concerns that lingering high energy prices might cause broad-based price increases and lead to an even tighter monetary policy, the central bank opted to hold rates steady in August 2006 and maintained them at that level through the end of the fiscal year. The Fed has justified its shift by contending that the rate increases already implemented would dampen economic growth enough to cause core inflation to decline.

Market sentiment during the year reflected periodic episodes of uncertainty as investors tried to discern if a softening housing market and high consumer debt would cause consumer confidence and spending to decline. Reflecting these uncertainties, stocks in economically sensitive areas suffered sharp declines during the first half, based more on negative perceptions about their prospects than due to weak

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/07.

Equities

Russell Midcap Value Index
(midsize-company value stocks)	19.66%

Russell Midcap Growth Index
(midsize-company growth stocks)	11.13%

Russell 2000 Index
(small-company stocks)	7.83%

S&P 500 Index
(broad stock market)	15.24%

Bonds

Lehman Aggregate Bond Index
(broad bond market)	7.36%

Lehman Credit Index
(corporate bonds)	8.25%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	12.43%

5

results. The overall equity market remained strong, with healthy corporate profits encouraging companies to increase capital spending, raise dividends, engage in share-repurchase programs, and pursue mergers and acquisitions.

During the latter half of the period, emerging positive economic data helped reassure investors that the U.S. economy, while slowing, remained relatively healthy. This resilience helped support continued strength in the labor market, buoying consumer activity enough to reassure market participants that a broad-based economic downturn was not imminent. In response, shares in cyclical industries such as energy, capital goods, and basic materials staged a dramatic rebound.

Strategy overview

During the year, we did not alter our bottom-up approach to managing the fund. We followed our mid-cap value mandate, constructing the portfolio one stock at a time, with the conviction that successful security selection should help the fund outperform its benchmark over the long term. Against a backdrop of historically high profit margins and uncertainty about the direction of the economy, we targeted attractively valued stocks of firms that appeared poised to increase their profits regardless of the economic environment. In addition, we were attracted to out-of-favor stocks of companies with compelling turnaround stories; stocks of corporations with improving business prospects and earnings-growth potential that were not reflected in valuations; and reasonably priced shares of firms with strong future business fundamentals.

We continued to look across all industry sectors within the mid-cap universe, at times investing in securities that were not components of the benchmark. During the first part of the fiscal year, we increased exposure to cyclical areas such as energy, capital goods, and basic materials, taking advantage of what we believed were short-term price declines. Our contention was that these areas would continue to offer strong growth potential, benefiting from the positive dynamic of restricted supply and steady global demand. We also initiated some investments in attractively valued real estate investment trusts (REITs), because they made up a significant stake of the benchmark, and cut back on consumer cyclical stocks after they had reached our price targets. Although the fund’s utilities holdings performed well, our underweighting of that sector relative to the benchmark — a by-product of our pursuit of what we considered better opportunities elsewhere — dampened relative performance.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

6

Your fund’s holdings

Two stocks accounted for much of the fund’s underperformance during its fiscal year. The first, Omnicare, manages pharmacies for nursing homes. The stock lagged due to concerns that changes in reimbursement formulas might dampen the firm’s future earnings growth, and because the company encountered difficulties integrating its acquisition of Neighbor Care, causing it to miss its quarterly earnings target. The second, electronics manufacturing services provider Jabil Circuit — a stock not included in the benchmark — lagged due to a slowdown in the company’s consumer electronics business. Other detractors included apparel and footwear company Timberland, which saturated its markets with new products that did not prove innovative enough to spark additional sales. Despite several spirited rallies, electronics wholesaler WESCO International showed a decline over the full fiscal year. Investors perceive that the company fares better when the price of copper rises, because WESCO can then raise its prices as well. Much of the stock’s underperformance came when copper fell in price early in the fiscal year, causing the market to feel the company’s business prospects would become less favorable. Finally, energy exploration and production company Newfield Exploration stumbled through execution problems and missed its quarterly earnings target. In spite of the difficulties encountered by these five stocks, they remained in the fund at period-end, reflecting our optimism about their longer-term prospects.

Two of the top contributors to your fund’s relative performance came from the consumer cyclicals area. First, electronics retailer Radio Shack rose from what we considered a compellingly low valuation to a price we think is much closer to its true worth. The gain followed shareholders’ acceptance of a new management team that had successfully engineered other retail turnarounds. The fund’s position in apparel retailer Abercrombie & Fitch, which is not a component of the benchmark, appreciated as it became clear that previous concerns about the company’s excess inventory had been overblown. We sold both these positions to lock in profits after the surges in the companies’ share prices.

Our decision to overweight crane manufacturer Terex also bolstered relative returns, as the company raised its earnings forecasts, alleviating concerns that slowing economic growth would curtail its business. The fund’s position in a mall-based REIT, General Growth Properties, also proved fruitful. The security’s price had declined earlier in the period, reflecting worries that any economic slowdown would dampen consumer spending at malls, and due to a negative perception of the firm’s acquisition of Rouse. Rouse’s exposure to the homebuilding sector — which was

Top holdings
This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 4/30/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Whirlpool Corp.	3.3%	Household furniture and appliances

Terex Corp.	2.7%	Machinery

Interpublic Group of Companies, Inc. (The)	2.5%	Media

McAfee, Inc.	2.5%	Software

Newfield Exploration Co.	2.3%	Oil and gas

National-Oilwell Varco, Inc.	2.2%	Energy

Rite Aid Corp.	2.0%	Retail

Thornburg Mortgage, Inc.	2.0%	Real estate

Apollo Group, Inc. Class A	2.0%	Schools

United States Steel Corp.	1.9%	Metals

7

experiencing a slowdown — and its highly leveraged balance sheet contributed to this negative perception. Although General Growth Properties posted disappointing earnings early in the fiscal year, the company subsequently rebounded on the strength of its core business fundamentals and improving market sentiment with regard to REITs. Toy retailer Mattel also recovered from a depressed valuation due to improving sales of its Barbie® dolls and expanding profit margins for its Fisher-Price® franchise. We continue to own the stock, although we trimmed our position during the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

8

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we begin the fund’s 2008 fiscal year, conditions for the stock market still appear favorable. We see evidence of steady, broad-based economic growth worldwide, along with strong corporate profitability, ample liquidity, low interest rates, and accelerating buybacks and buyouts that have reduced the supply of publicly traded stock. It also appears that the Fed has room to lower interest rates if needed, to head off recession. Nevertheless, underlying uncertainty remains in the market, and volatility may increase due to concerns about potential problems in the subprime lending market. Against this backdrop, we will continue to rely on our strategy of building the portfolio one stock at a time instead of tinkering with industry weightings in response to macroeconomic trends. As always, we seek to identify companies with internal catalysts that can help them perform well regardless of the economic environment.

We consider the mid-cap area of the market particularly attractive at present. Mid-cap stocks are currently priced more attractively, in our view, than their large-cap counterparts, and they offer more diverse exposure to international markets than smaller-cap alternatives. Our approach will remain predicated on fundamental research and analysis as we continue our efforts to maintain a diversified portfolio of companies we believe can grow in value over the long term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

9

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	189.44%	174.27%	173.61%	173.61%	173.63%	173.63%	178.91%	169.76%	184.38%	193.09%
Annual average	15.22	14.39	14.36	14.36	14.36	14.36	14.65	14.14	14.95	15.41

5 years	76.27	67.08	69.78	67.78	69.85	69.85	72.00	66.43	74.20	78.50
Annual average	12.00	10.81	11.17	10.90	11.18	11.18	11.46	10.73	11.74	12.29

3 years	65.06	56.45	61.31	58.31	61.39	61.39	62.62	57.31	63.90	66.24
Annual average	18.18	16.09	17.28	16.55	17.30	17.30	17.60	16.30	17.90	18.46

1 year	14.66	8.65	13.79	8.79	13.77	12.77	14.04	10.30	14.39	14.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 11/1/99 to 4/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $27,361 and $27,363, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $26,976 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $28,438 and $29,309, respectively.

See first page of performance section for performance calculation method.

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Comparative index returns For periods ended 4/30/07

		Lipper Mid-Cap
	Russell Midcap	Value Funds
	Value Index	category average*

Life of fund	177.82%	167.85%
Annual average	14.59	13.82

5 years	109.61	89.56
Annual average	15.95	13.34

3 years	79.58	61.36
Annual average	21.55	17.21

1 year	19.66	15.99

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/07, there were 300, 232, 178, and 83 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/07

Distributions		Class A		Class B	Class C		Class M		Class R	Class Y

Number		1		1	1		1		1	1

Income		$0.240		$0.107	$0.133		$0.163		$0.220	$0.278

Capital gains

Long-term		1.203		1.203	1.203		1.203		1.203	1.203

Short-term		0.392		0.392	0.392		0.392		0.392	0.392

Total		$1.835		$1.702	$1.728		$1.758		$1.815	$1.873

Share value:	NAV		POP	NAV	NAV	NAV		POP	NAV	NAV

4/30/06	$15.91		$16.79	$15.46	$15.47	$15.63		$16.16	$15.77	$15.94

4/30/07	16.26		17.16	15.76	15.74	15.93		16.47	16.08	16.30

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	178.58%	163.98%	163.71%	163.71%	163.72%	163.72%	168.58%	159.77%	173.77%	182.12%
Annual average	14.80	13.97	13.96	13.96	13.96	13.96	14.24	13.73	14.53	15.00

5 years	64.59	55.89	58.60	56.60	58.66	58.66	60.53	55.37	62.69	66.68
Annual average	10.48	9.29	9.66	9.39	9.67	9.67	9.93	9.21	10.22	10.76

3 years	54.56	46.48	51.21	48.21	51.27	51.27	52.31	47.36	53.48	55.80
Annual average	15.62	13.57	14.78	14.01	14.79	14.79	15.06	13.80	15.35	15.93

1 year	12.84	6.93	11.99	6.99	12.04	11.04	12.26	8.64	12.54	13.14

Fund’s annual operating expenses For the fiscal year ended 4/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.61	$ 10.56	$ 10.56	$ 9.25	$ 7.93	$ 5.29

Ending value (after expenses)	$1,133.80	$1,129.20	$1,129.70	$1,131.00	$1,133.10	$1,135.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.26	$ 9.99	$ 9.99	$ 8.75	$ 7.50	$ 5.01

Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Average annualized expense ratio for Lipper peer group†	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

13

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Mid Cap Value Fund	63%	64%	89%	84%	45%

Lipper Mid-Cap Value Funds category average	83%	82%	90%	74%	82%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 4/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are Portfolio Leaders of the fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 178,000	$ 95,000,000

Putnam employees	$8,246,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $1,500,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

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Other Putnam funds managed by the Portfolio Leaders

Edward Shadek is also a Portfolio Leader of Putnam Small Cap Value Fund.

James Polk and Edward Shadek may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

Your fund’s Portfolio Leaders did not change during the year ended April 30, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

16

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

17

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit

18

fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset

19

value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

15th	61st	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 263, 214, and 139 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Value Funds category for the one- and five-year periods ended March 31, 2007, were 58% and 72%, respectively. Over the one- and five-year periods ended March 31, 2007, the fund ranked 174 out of 299 and 126 out of 176, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

20

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

21

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

22

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 14, 2007

24

The fund’s portfolio 4/30/07

COMMON STOCKS (96.9%)*

	Shares	Value

Aerospace and Defense (1.2%)
L-3 Communications Holdings, Inc.	139,100	$ 12,509,263

Banking (9.6%)
Capitol Federal Financial	201,300	7,774,206
City National Corp.	216,700	15,866,774
Colonial Bancgroup, Inc.	332,900	8,009,574
Comerica, Inc.	253,100	15,669,421
Commerce Bancorp, Inc.	231,300	7,734,672
Cullen/Frost Bankers, Inc.	120,000	6,140,400
First Citizens BancShares, Inc. Class A	71,000	14,405,900
TCF Financial Corp.	332,600	9,006,808
Webster Financial Corp.	376,300	16,726,535
		101,334,290

Building Materials (0.5%)
Sherwin-Williams Co. (The) #	88,000	5,611,760

Chemicals (1.1%)
Chemtura Corp.	1,062,500	11,719,375

Communications Equipment (1.0%)
Avaya, Inc. †	819,600	10,589,232

Consumer Goods (3.3%)
Alberto-Culver Co.	432,195	10,498,017
Clorox Co. (S)	155,800	10,451,064
Newell Rubbermaid, Inc.	459,900	14,105,133
		35,054,214

Electric Utilities (6.6%)
Ameren Corp.	79,000	4,153,030
American Electric Power Co., Inc.	224,400	11,269,368
Edison International	296,200	15,506,070
Energy East Corp.	198,600	4,810,092
PG&E Corp.	156,900	7,939,140
PPL Corp.	231,200	10,082,632
Progress Energy, Inc.	120,480	6,090,264
Wisconsin Energy Corp.	199,000	9,709,210
		69,559,806

Electrical Equipment (1.2%)
WESCO International, Inc. † (S)	208,100	13,145,677

Electronics (5.9%)
Amphenol Corp. Class A	261,600	9,184,776
Atmel Corp. †	1,135,100	6,038,732
Avnet, Inc. † (S)	270,700	11,071,630
General Cable Corp. † (S)	280,700	16,123,408
Jabil Circuit, Inc.	858,600	20,005,380
		62,423,926

Energy (2.2%)
National-Oilwell Varco, Inc. †	272,300	23,104,655

Financial (2.6%)
Assurant, Inc. (S)	291,400	16,764,242
Nasdaq Stock Market, Inc. (The) †	320,200	10,425,712
		27,189,954

COMMON STOCKS (96.9%)* continued

	Shares	Value

Health Care Services (5.8%)
AmerisourceBergen Corp. (S)	254,800	$ 12,737,452
DaVita, Inc. †	132,100	7,213,981
Lincare Holdings, Inc. †	296,900	11,709,736
Omnicare, Inc. (S)	471,730	15,647,284
Pediatrix Medical Group, Inc. † (S)	246,600	14,068,530
		61,376,983

Household Furniture and Appliances (3.3%)
Whirlpool Corp. (S)	331,600	35,159,548

Insurance (3.2%)
Everest Re Group, Ltd. (Barbados)	129,200	13,002,688
Fidelity National Title Group, Inc. Class A	254,259	6,481,062
Phoenix Companies, Inc. (The)	936,500	13,953,850
		33,437,600

Investment Banking/Brokerage (2.0%)
Bear Stearns Cos., Inc. (The)	75,900	11,817,630
Waddell & Reed Financial, Inc. Class A	386,900	9,370,718
		21,188,348

Machinery (2.7%)
Terex Corp. †	363,700	28,314,045

Media (2.5%)
Interpublic Group of Companies,
Inc. (The) † (S)	2,112,100	26,781,428

Metals (1.9%)
United States Steel Corp.	201,800	20,490,772

Natural Gas Utilities (1.6%)
Equitable Resources, Inc.	142,800	7,427,028
National Fuel Gas Co. (S)	204,400	9,608,844
		17,035,872

Oil & Gas (5.1%)
EOG Resources, Inc.	67,300	4,942,512
Hess Corp.	162,500	9,221,875
Newfield Exploration Co. †	551,900	24,145,625
Questar Corp.	156,200	15,171,706
		53,481,718

Pharmaceuticals (0.9%)
Mylan Laboratories, Inc.	444,500	9,747,885

Power Producers (1.2%)
AES Corp. (The) †	574,500	12,633,255

Real Estate (9.3%)
Brandywine Realty Trust (R)	148,500	4,882,680
BRE Properties (R)	73,300	4,400,932
Colonial Properties Trust (R)	226,600	11,241,626
Douglas Emmett, Inc. (R)	169,775	4,422,639
General Growth Properties, Inc. (R) (S)	240,200	15,336,770
Health Care Property Investors, Inc. (R) (S)	159,000	5,627,010

25

COMMON STOCKS (96.9%)* continued

	Shares	Value

Real Estate continued
Hospitality Properties Trust (R) (S)	175,700	$ 7,999,621
Host Marriott Corp. (R) (S)	485,400	12,445,656
Kimco Realty Corp. (R)	103,900	4,994,473
SL Green Realty Corp. (R) (S)	35,500	5,001,950
Thornburg Mortgage, Inc. (R) (S)	769,600	21,394,880
		97,748,237

Retail (12.2%)
BJ’s Wholesale Club, Inc. †	551,900	19,057,107
Office Depot, Inc. †	338,300	11,373,646
OfficeMax, Inc.	342,400	16,852,928
Rite Aid Corp. † (S)	3,491,500	21,437,810
Ross Stores, Inc.	390,100	12,931,815
Sally Beauty Holdings, Inc. †	1,844,695	18,114,905
Supervalu, Inc.	327,300	15,023,070
Timberland Co. (The) Class A †	557,800	14,396,818
		129,188,099

Schools (2.0%)
Apollo Group, Inc. Class A † (S)	445,300	21,062,690

Shipping (1.1%)
Con-way, Inc.	207,180	11,318,243

Software (2.5%)
McAfee, Inc. †	804,120	26,125,859

COMMON STOCKS (96.9%)* continued

	Shares	Value

Technology Services (1.1%)
Computer Sciences Corp. †	212,900	$ 11,824,466

Textiles (2.3%)
Jones Apparel Group, Inc.	232,600	7,766,514
Liz Claiborne, Inc. (S)	379,600	16,975,712
		24,742,226

Toys (1.0%)
Mattel, Inc.	374,000	10,584,199

Total common stocks (cost $813,991,388)		$ 1,024,483,625

SHORT-TERM INVESTMENTS (22.0%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.23%
to 5.46% and due dates ranging
from May 1, 2007 to
June 22, 2007 (d)	$ 141,758,997	$ 141,533,935
Putnam Prime Money Market Fund (e)	41,870,440	41,870,440

Total short-term investments (cost $183,404,375)		$ 183,404,375

TOTAL INVESTMENTS

Total investments (cost $997,395,763)		$ 1,207,888,000

*  Percentages indicated are based on net assets of $1,057,509,433.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2007.

At April 30, 2007, liquid assets totaling $594,807 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 4/30/07

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	32	$11,907,200	Jun-07	$373,755
S&P MidCap 400 Index E-Mini (Long)	157	13,787,740	Jun-07	218,752

Total				$592,507

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 4/30/07

ASSETS

Investment in securities, at value, including $181,973,271 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $955,525,323)	$1,166,017,560
Affiliated issuers (identified cost $41,870,440) (Note 5)	41,870,440

Cash	552,580

Dividends, interest and other receivables	883,924

Receivable for shares of the fund sold	1,869,351

Receivable for securities sold	12,326,122

Total assets	1,223,519,977

LIABILITIES

Payable for variation margin (Note 1)	338,942

Payable for securities purchased	16,730,780

Payable for shares of the fund repurchased	4,877,781

Payable for compensation of Manager (Notes 2 and 5)	1,621,769

Payable for investor servicing and custodian fees (Note 2)	211,896

Payable for Trustee compensation and expenses (Note 2)	66,849

Payable for administrative services (Note 2)	5,576

Payable for distribution fees (Note 2)	383,250

Collateral on securities loaned, at value (Note 1)	141,533,935

Other accrued expenses	239,766

Total liabilities	166,010,544

Net assets	$1,057,509,433

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 779,950,994

Undistributed net investment income (Note 1)	404,725

Accumulated net realized gain on investments (Note 1)	66,068,970

Net unrealized appreciation of investments	211,084,744

Total — Representing net assets applicable to capital shares outstanding	$1,057,509,433

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($707,081,203 divided by 43,487,830 shares)	$16.26

Offering price per class A share (100/94.75 of $16.26)*	$17.16

Net asset value and offering price per class B share ($228,559,988 divided by 14,499,431 shares)**	$15.76

Net asset value and offering price per class C share ($45,356,832 divided by 2,881,347 shares)**	$15.74

Net asset value and redemption price per class M share ($15,160,280 divided by 951,648 shares)	$15.93

Offering price per class M share (100/96.75 of $15.93)*	$16.47

Net asset value, offering price and redemption price per class R share ($6,110,374 divided by 380,085 shares)	$16.08

Net asset value, offering price and redemption price per class Y share ($55,240,756 divided by 3,388,219 shares)	$16.30

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations Year ended 4/30/07

INVESTMENT INCOME

Dividends	$ 25,199,061

Interest (including interest income of $1,005,740 from investments in affiliated issuers) (Note 5)	1,019,901

Securities lending	168,062

Total investment income	26,387,024

EXPENSES

Compensation of Manager (Note 2)	6,321,372

Investor servicing fees (Note 2)	2,620,715

Custodian fees (Note 2)	129,193

Trustee compensation and expenses (Note 2)	47,633

Administrative services (Note 2)	29,527

Distribution fees — Class A (Note 2)	1,560,871

Distribution fees — Class B (Note 2)	2,410,028

Distribution fees — Class C (Note 2)	404,539

Distribution fees — Class M (Note 2)	104,042

Distribution fees — Class R (Note 2)	20,978

Other	362,752

Non-recurring costs (Notes 2 and 6)	5,271

Costs assumed by Manager (Notes 2 and 6)	(5,271)

Fees waived and reimbursed by Manager (Note 5)	(19,434)

Total expenses	13,992,216

Expense reduction (Note 2)	(360,561)

Net expenses	13,631,655

Net investment income	12,755,369

Net realized gain on investments (Notes 1 and 3)	122,102,827

Net realized loss on futures contracts (Note 1)	(979,825)

Net realized gain on written options (Notes 1 and 3)	267,712

Net unrealized depreciation of investments and futures contracts during the year	(1,633,980)

Net gain on investments	119,756,734

Net increase in net assets resulting from operations	$132,512,103

The accompanying notes are an integral part of these financial statements.

28

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	4/30/07	4/30/06

Operations:
Net investment income	$ 12,755,369	$ 289,315

Net realized gain on investments	121,390,714	89,346,509

Net unrealized appreciation (depreciation) of investments	(1,633,980)	129,442,131

Net increase in net assets resulting from operations	132,512,103	219,077,955

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(9,194,467)	(417,188)

Class B	(1,602,571)	—

Class C	(349,906)	—

Class M	(141,220)	—

Class R	(55,482)	(1,787)

Class Y	(785,150)	(114,255)

Net realized short-term gain on investments

Class A	(15,017,629)	(6,168,545)

Class B	(5,871,099)	(3,094,909)

Class C	(1,031,302)	(416,442)

Class M	(339,621)	(147,718)

Class R	(98,859)	(16,837)

Class Y	(1,107,118)	(435,140)

From net realized long-term gain on investments

Class A	(46,087,266)	(52,312,022)

Class B	(18,017,683)	(26,246,209)

Class C	(3,164,939)	(3,531,610)

Class M	(1,042,257)	(1,252,713)

Class R	(303,385)	(142,781)

Class Y	(3,397,610)	(3,690,186)

Redemption fees (Note 1)	2,579	3,087

Increase from capital share transactions (Note 4)	38,387,864	77,702,282

Total increase in net assets	63,294,982	198,794,982

NET ASSETS

Beginning of year	994,214,451	795,419,469

End of year (including undistributed net investment income of $404,725 and $40,524, respectively)	$1,057,509,433	$994,214,451

The accompanying notes are an integral part of these financial statements.

29

Financial	highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2007	$15.91	.24(d,e)	1.95	2.19	(.24)	(1.60)	(1.84)	—(h)	$16.26	14.66	$707,081	1.23(d)	1.53(d,e)	63.15
April 30, 2006	13.88	.04(d,f )	3.70	3.74	(.01)	(1.70)	(1.71)	—(h)	15.91	28.18	614,761	1.22(d,f )	.28(d,f )	63.63
April 30, 2005	12.53	.03(d,g)	1.51	1.54	—(h)	(.19)	(.19)	—(h)	13.88	12.31	455,115	1.30(d)	.21(d,g)	88.96
April 30, 2004	9.67	.05	2.82	2.87	(.01)	—	(.01)	—	12.53	29.72	378,117	1.28	.46	83.90
April 30, 2003	12.00	.05	(2.17)	(2.12)	(.06)	(.15)	(.21)	—	9.67	(17.67)	293,124	1.28	.54	44.93

CLASS B
April 30, 2007	$15.46	.12(d,e)	1.89	2.01	(.11)	(1.60)	(1.71)	—(h)	$15.76	13.79	$228,560	1.98(d)	.78(d,e)	63.15
April 30, 2006	13.62	(.07)(d,f )	3.61	3.54	—	(1.70)	(1.70)	—(h)	15.46	27.18	276,306	1.97(d,f )	(.46)(d,f )	63.63
April 30, 2005	12.39	(.07)(d,g)	1.49	1.42	—	(.19)	(.19)	—(h)	13.62	11.47	259,429	2.05(d)	(.52)(d,g)	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	12.39	28.79	271,485	2.03	(.28)	83.90
April 30, 2003	11.96	(.02)	(2.17)	(2.19)	—(h)	(.15)	(.15)	—	9.62	(18.28)	228,248	2.03	(.22)	44.93

CLASS C
April 30, 2007	$15.47	.12(d,e)	1.88	2.00	(.13)	(1.60)	(1.73)	—(h)	$15.74	13.77	$45,357	1.98(d)	.80(d,e)	63.15
April 30, 2006	13.62	(.07)(d,f )	3.62	3.55	—	(1.70)	(1.70)	—(h)	15.47	27.26	39,800	1.97(d,f )	(.47)(d,f )	63.63
April 30, 2005	12.39	(.07)(d,g)	1.49	1.42	—	(.19)	(.19)	—(h)	13.62	11.47	30,903	2.05(d)	(.52)(d,g)	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	12.39	28.79	30,149	2.03	(.29)	83.90
April 30, 2003	11.96	(.02)	(2.17)	(2.19)	—(h)	(.15)	(.15)	—	9.62	(18.29)	25,611	2.03	(.22)	44.93

CLASS M
April 30, 2007	$15.63	.16(d,e)	1.90	2.06	(.16)	(1.60)	(1.76)	—(h)	$15.93	14.04	$15,160	1.73(d)	1.03(d,e)	63.15
April 30, 2006	13.71	(.03)(d,f )	3.65	3.62	—	(1.70)	(1.70)	—(h)	15.63	27.61	14,075	1.72(d,f )	(.21)(d,f )	63.63
April 30, 2005	12.44	(.04)(d,g)	1.50	1.46	—	(.19)	(.19)	—(h)	13.71	11.74	13,306	1.80(d)	(.28)(d,g)	88.96
April 30, 2004	9.64	—(h)	2.80	2.80	—	—	—	—	12.44	29.05	12,513	1.78	(.03)	83.90
April 30, 2003	11.97	—(h)	(2.16)	(2.16)	(.02)	(.15)	(.17)	—	9.64	(18.04)	10,478	1.78	.03	44.93

CLASS R
April 30, 2007	$15.77	.18(d,e)	1.95	2.13	(.22)	(1.60)	(1.82)	—(h)	$16.08	14.39	$6,110	1.48(d)	1.21(d,e)	63.15
April 30, 2006	13.81	(.01)(d,f )	3.69	3.68	(.02)	(1.70)	(1.72)	—(h)	15.77	27.86	2,959	1.47(d,f )	(.03)(d,f )	63.63
April 30, 2005	12.50	(.03)(d,g)	1.54	1.51	(.01)	(.19)	(.20)	—(h)	13.81	12.06	345	1.55(d)	(.18)(d,g)	88.96
April 30, 2004	9.67	.03	2.82	2.85	(.02)	—	(.02)	—	12.50	29.43	15	1.53	.21	83.90
April 30, 2003†	9.00	—(h)	.67	.67	—	—	—	—	9.67	7.44*	1	.13*	.02*	44.93

CLASS Y
April 30, 2007	$15.94	.27(d,e)	1.97	2.24	(.28)	(1.60)	(1.88)	—(h)	$16.30	14.96	$55,241	.98(d)	1.76(d,e)	63.15
April 30, 2006	13.90	.08(d,f )	3.71	3.79	(.05)	(1.70)	(1.75)	—(h)	15.94	28.50	46,314	.97(d,f )	.52(d,f )	63.63
April 30, 2005	12.55	.06(d,g)	1.51	1.57	(.03)	(.19)	(.22)	—(h)	13.90	12.53	36,322	1.05(d)	.45(d,g)	88.96
April 30, 2004	9.68	.08	2.83	2.91	(.04)	—	(.04)	—	12.55	30.06	24,872	1.03	.71	83.90
April 30, 2003	12.00	.08	(2.17)	(2.09)	(.08)	(.15)	(.23)	—	9.68	(17.44)	15,852	1.03	.79	44.93

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

  * Not annualized.

  † For the period April 1, 2003 (commencement of operations) to April 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

April 30, 2007	<0.01%

April 30, 2006	<0.01

April 30, 2005	<0.01

(e) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

(f) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32

Notes to financial statements 4/30/07

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon

33

as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lendingThe fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2007, the value of securities loaned amounted to $181,973,271. The fund received cash collateral of $141,533,935 which is pooled with collateral of other Putnam funds into 35 issues of high grade short-term investments. The fund also received high quality, highly rated securities of $49,368,750 in non-cash collateral.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, nontaxable dividends and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2007, the fund reclassified $262,372 to decrease undistributed net investment income with an increase to accumulated net realized gains of $262,372.

The tax basis components of distributable earnings and the federal tax cost as of April 30, 2007 were as follows:

Unrealized appreciation	$ 226,498,010
Unrealized depreciation	(16,390,486)
———————————————
Net unrealized appreciation	210,107,524
Undistributed ordinary income	257,695
Undistributed short-term gain	27,273,647
Undistributed long-term gain	39,994,121

Cost for federal income tax purposes	$997,780,476

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

34

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2007, Putnam Management did not waive any of its management fee from the fund.

For the year ended April 30, 2007, Putnam Management has assumed $5,271 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended April 30, 2007, the fund incurred $2,738,496 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2007, the fund’s expenses were reduced by $360,561 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $68,944 and $730 from the sale of class A and class M shares, respectively, and received $183,767 and $6,048 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2007, Putnam Retail Management, acting as underwriter, received $1,542 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $605,451,257 and $691,383,200, respectively. There were no purchases or sales of U.S. government securities.

35

Written option transactions during the year ended April 30, 2007, are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ —	$ —

Options opened	589,960	985,862
Options exercised	(206,510)	(523,516)
Options expired	(258,950)	(247,271)
Options closed	(124,500)	(215,075)

Written options outstanding
at end of year	$ —	$ —

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 4/30/07:
Shares sold	11,065,524	$ 171,087,729

Shares issued in connection with
reinvestment of distributions	4,401,770	66,246,570

	15,467,294	237,334,299

Shares repurchased	(10,619,341)	(163,746,656)

Net increase	4,847,953	$ 73,587,643

Year ended 4/30/06:
Shares sold	12,147,827	$ 184,101,966

Shares issued in connection with
reinvestment of distributions	3,897,253	56,315,295

	16,045,080	240,417,261

Shares repurchased	(10,191,765)	(153,395,104)

Net increase	5,853,315	$ 87,022,157

CLASS B	Shares	Amount

Year ended 4/30/07:
Shares sold	1,741,453	$ 26,080,981

Shares issued in connection with
reinvestment of distributions	1,612,227	23,603,039

	3,353,680	49,684,020

Shares repurchased	(6,723,039)	(100,622,152)

Net decrease	(3,369,359)	$ (50,938,132)

Year ended 4/30/06:
Shares sold	2,922,967	$ 43,228,667

Shares issued in connection with
reinvestment of distributions	1,919,676	27,048,245

	4,842,643	70,276,912

Shares repurchased	(6,024,761)	(89,151,120)

Net decrease	(1,182,118)	$ (18,874,208)

CLASS C	Shares	Amount

Year ended 4/30/07:
Shares sold	590,164	$ 8,887,360

Shares issued in connection with
reinvestment of distributions	267,479	3,910,542

	857,643	12,797,902

Shares repurchased	(549,119)	(8,191,995)

Net increase	308,524	$ 4,605,907

Year ended 4/30/06:
Shares sold	622,128	$ 9,221,260

Shares issued in connection with
reinvestment of distributions	242,003	3,409,829

	864,131	12,631,089

Shares repurchased	(559,821)	(8,294,096)

Net increase	304,310	$ 4,336,993

CLASS M	Shares	Amount

Year ended 4/30/07:
Shares sold	145,190	$ 2,194,014

Shares issued in connection with
reinvestment of distributions	100,308	1,482,555

	245,498	3,676,569

Shares repurchased	(194,624)	(2,955,810)

Net increase	50,874	$ 720,759

Year ended 4/30/06:
Shares sold	182,107	$ 2,720,581

Shares issued in connection with
reinvestment of distributions	95,380	1,356,297

	277,487	4,076,878

Shares repurchased	(347,069)	(5,147,717)

Net decrease	(69,582)	$(1,070,839)

CLASS R	Shares	Amount

Year ended 4/30/07:
Shares sold	267,511	$ 4,067,285

Shares issued in connection with
reinvestment of distributions	30,369	452,494

	297,880	4,519,779

Shares repurchased	(105,485)	(1,587,287)

Net increase	192,395	$ 2,932,492

Year ended 4/30/06:
Shares sold	177,070	$ 2,667,028

Shares issued in connection with
reinvestment of distributions	11,256	161,405

	188,326	2,828,433

Shares repurchased	(25,611)	(387,610)

Net increase	162,715	$ 2,440,823

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CLASS Y	Shares	Amount

Year ended 4/30/07:
Shares sold	976,196	$ 15,203,911

Shares issued in connection with
reinvestment of distributions	350,784	5,289,878

	1,326,980	20,493,789

Shares repurchased	(843,474)	(13,014,594)

Net increase	483,506	$ 7,479,195

Year ended 4/30/06:
Shares sold	1,404,408	$ 21,185,949

Shares issued in connection with
reinvestment of distributions	292,991	4,239,581

	1,697,399	25,425,530

Shares repurchased	(1,404,970)	(21,578,174)

Net increase	292,429	$ 3,847,356

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2007, management fees paid were reduced by $19,434 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,005,740 for the year ended April 30, 2007. During the year ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $335,080,207 and $304,438,153, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

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Federal tax information and brokerage commissions (Unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $85,189,988 as long term capital gain, for its taxable year ended April 30, 2007.

The fund designated 43.94% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2007, the fund hereby designates 44.14%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended April 30, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Merrill Lynch, Credit Suisse First Boston, and RBC Capital Markets. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended April 30, 2007.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, SG Cowen, UBS Warburg, Wachovia Securities, and Weeden and Company.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

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Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold

40

the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

41

George Putnam, III* (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc.  (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2007, there were 105 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and/or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

42

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

43

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

44

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer

Custodians	Steven D. Krichmar
Putnam Fiduciary Trust Company,	Vice President and Principal Financial Officer
State Street Bank and Trust Company
Janet C. Smith
Legal Counsel	Vice President, Principal Accounting Officer
Ropes & Gray LLP	and Assistant Treasurer

Independent Registered Public	Susan G. Malloy
Accounting Firm	Vice President and Assistant Treasurer
KPMG LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	James P. Pappas
Charles B. Curtis	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Richard S. Robie, III
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	Francis J. McNamara, III
Robert E. Patterson	Vice President and Chief Legal Officer
George Putnam, III
W. Thomas Stephens	Robert R. Leveille
Richard B. Worley	Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN075 214351 6/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2007	$36,744*	$--	$3,050	$626
April 30, 2006	$31,548*	$--	$2,778	$ -

* Includes fees of $4,394 and $4,470 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30, 2007 and April 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2007and April 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,676 and $ 2,778 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
April 30,
2007	$ -	$ -	$ -	$ -
April 30,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds By (Signature and Title): /s/Janet C. Smith Janet C. Smith Principal Accounting Officer Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: June 29, 2007

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: June 29, 2007